Discontinued operations	12 Months Ended
Dec. 31, 2025
Discontinued operations
Discontinued operations

6. Discontinued operations

Saskatchewan

On May 23, 2025 Vermilion announced it had entered into an agreement for the sale of the Saskatchewan and Manitoba assets. On July 10, 2025, Vermilion closed the sale for net proceeds of $392.6 million. Following the announcement, the sale was considered to be highly probable and therefore the assets and liabilities associated with the disposal group were reclassified to held for sale and measured at the lower of their carrying amount and fair value less costs to sell with resulting impairment of $230.9 million. The closing of the sale resulted in the derecognition of the net assets held for sale and $11.0 million of derivative liabilities, and a gain on disposition of $2.5 million, recognized in other expense within net (loss) earnings  from discontinued operations. The book value of the net assets disposed was $379.0 million.

United States

On June 5, 2025, Vermilion announced it had entered into an agreement for the sale of the United States assets. On July 31, 2025, Vermilion closed the sale for net proceeds of $90.9 million, before an additional US $7.0 million of contingent payments. Following the announcement, the sale was considered to be highly probable and therefore the assets and liabilities associated with the disposal group were reclassified to held for sale and measured at the lower of their carrying amount and fair value less costs to sell with resulting impairment of $141.5 million. The closing of the sale resulted in derecognition of the net assets held for sale and a loss on disposition of $6.5 million, recognized in other expense within net (loss) earnings  from discontinued operations. The book value of the net assets disposed was $97.5 million.

The following table reconciles the book value of the net assets disposed of as at December 31, 2025:

December 31, 2025
Exploration and evaluation assets	63,528
Capital assets	533,775
Working capital	3,744
Asset retirement obligation	(111,364)
Lease liabilities	(2,172)
Derivative liabilities	(11,047)
Net assets disposed	476,464

The following table summarizes the Company’s financial results from discontinued operations:

	Year Ended
	Dec 31, 2025	Dec 31, 2024
Revenue
Petroleum and natural gas sales	210,643	434,914
Royalties	(40,591)	(85,034)
Petroleum and natural gas revenue	170,052	349,880

Expenses
Operating	59,115	121,740
Transportation	7,007	12,686
General and administration	20,367	25,493
Other expense	3,986	—
Foreign exchange loss (gain)	308	(992)
Accretion	4,235	8,362
Depletion and depreciation	45,926	119,258
Impairment expense	372,386	—
	513,330	286,547
(Loss) earnings from discontinued operations before income taxes	(343,278)	63,333

Income tax (recovery) expense
Deferred	(54,482)	13,884
Current	—	19
	(54,482)	13,903

Net (loss) earnings from discontinued operations	(288,796)	49,430

The following table summarizes cash flows from discontinued operations reported in the consolidated statements of cash flows:

	Year Ended
	Dec 31, 2025	Dec 31, 2024
Cash flows from operating activities	82,362	187,538
Cash flows used in investing activities	(48,867)	(92,142)
Cash flows from discontinued operations	33,495	95,396